UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  March 1, 2018

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On March 1, 2018, the Board of Directors of Bristol-Myers Squibb Company (the “Company”) elected Jose Baselga, M.D., Ph.D., 58, to serve as a member of the Board of Directors, effective March 1, 2018.  The size of the Board of Directors was increased to twelve, effective March 1, 2018, in connection with Dr. Baselga’s election.

Dr. Baselga has served as Physician-in-Chief of Memorial Sloan-Kettering Cancer Center (“MSKCC”) and Professor of Medicine at Weill Cornell Medical College since January 2013. The Board of Directors has determined that Dr. Baselga is independent under the New York Stock Exchange Listing Standards and the independence standards adopted by the Board of Directors. Dr. Baselga will serve as a member of the Science and Technology Committee, effective March 1, 2018.

Dr. Baselga was not selected as a director pursuant to any arrangement or understanding between him and any other person. In connection with Dr. Baselga’s appointment, the Company reports the following related party transaction under item 404(a) of Regulation S-K.  In the ordinary course of business, the Company has made both business and charitable payments to MSKCC, including for research studies and grants led by principal investigators affiliated with the hospital. For the year ended December 31, 2017, those amounts accounted for less than 0.3% of MSKCC’s revenues for the 2017 fiscal year. Other than the foregoing, there are no related party transactions between the Company and Dr. Baselga.

Dr. Baselga will receive compensation for his services on the Board of Directors in accordance with the Company’s standard compensatory arrangement for non-employee directors, including an annual retainer of $100,000 and an annual award of deferred share units valued at $185,000 on the date of grant. In addition, he will receive an annual retainer of $15,000 for his service as a member of the Science and Technology Committee effective March 1, 2018.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits.

A copy of the press release announcing Dr. Baselga’s election is attached to this report as Exhibit 99.1.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 1, 2018	By:	/s/ Sandra Leung

		Name:	Sandra Leung
		Title:	General Counsel